- Benson Edwards LLP -

- Benson Edwards LLP -

- Benson Edwards LLP -

- Benson Edwards LLP -

- Benson Edwards LLP -

- Benson Edwards LLP -

- Benson Edwards LLP -

Schedule “A”
Promisory Note

LOAN AGREEMENT

THIS LOAN AGREEMENT dated as of the 23rd day of March, 2007.

BETWEEN:

EPOD International Inc. (Registration No. A0062198), a company extraprovincially registered under the laws of British Columbia having its head office within British Columbia at 270 Highway 33 West, Kelowna, British Columbia V1X 1X7

(the "Borrower")

AND:

Peter Lacey, Businessman, of RR2, Site 19, Box 6, Red Deer, Alberta T4N 5E2

(the "Lender")

AND:

0765886 B.C. Ltd. (Incorporation No. BC0765886), a company incorporated under the laws of British Columbia, having its registered and records office address at 270 Highway 33 West, Kelowna, British Columbia V1X 1X7

And:

Mill Creek Developments Ltd. (Incorporation No. BC0439349), a company incorporated under the laws of British Columbia, having its registered and records office address at 270 Highway 33 West, Kelowna, British Columbia V1X 1X7

(collectively the "Guarantors")

WHEREAS the Borrower desires to borrow and the Lender is willing to lend to the Borrower one million six hundred thousand ($1,600,000.00) dollars upon and subject to the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. DEFINITIONS

1.1 Where used in this Agreement the following words and phrases shall have the following meaning:

(a) "Agreement" means this Agreement and the Schedules hereto, as at any time amended or modified and in effect;

(b) "Charter" means the Memorandum/Articles, Articles/By-Laws or other constating documents of the Borrower, as at any time amended or modified and in effect;

(c) "Event of Default" means any event specified in paragraph 8.1;

(d) "Lender's Security" means the Note and any other items of security referred to in paragraph 4.2;

(e) "Loan" means the loan by the Lender to the Borrower established pursuant to paragraph 3.1; and

(f) "Note" means the promissory note to be made by the Borrower to the Lender as evidence of the Loan which shall substantially be in the form set forth in Schedule "A".

2. INTERPRETATION

2.1 Governing Law

This Agreement shall in all respects be construed in accordance with and governed by the laws of the Province of British Columbia or Saskatchewan as determined by the Lender.

2.2 Severability

If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.3 Parties in Interest

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

2.4 Headings and Marginal References

The division of this Agreement into articles, paragraphs, sub-paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

2.5 Currency

All Statements of, or references to, dollar amounts in this Agreement mean lawful currency of Canada.

3. THE LOAN

3.1 Establishment of the Loan

The Lender agrees, on the terms and conditions set forth in this Agreement, to advance by way of a loan to the Borrower the amount of one million six hundred thousand ($1,600,000.00) dollars. The Borrower and the Guarantors covenant and agree that the Loan shall be used for the sole and exclusive purpose of providing the first two payments to Rene Dureault ("Dureault") in accordance with the terms and conditions of the Share Purchase Agreement between the Borrower and Dureault dated the 27th day of March, 2007, specifically section 1.2(a) and 1.2(b) whereby the Borrower is to pay Dureault six hundred thousand dollars ($600,000.00) and one million dollars ($1,000,000.00) respectively. The Lender shall disburse the Loan to the Borrower as follows:

(a) six hundred thousand dollars ($600,000.00) on March 23, 2007; and

(b) one million dollars ($1,000,000.00) on June 5, 2007.

3.2 Evidence of Indebtedness

Indebtedness of the Borrower to the Lender in respect of the Loan shall be evidenced by the Note, which shall be made by the Borrower to the Lender at the time of executing this Agreement.

3.3 Interest

The Borrower shall pay interest to the Lender both before as well as after demand on the principal advanced under the Loan from the dates of disbursement at the rate of four (4%) percent per annum. Interest shall be calculated annually in arrears and shall be payable to the Lender pursuant to the terms of section 3.4 of this Agreement.

3.4 Repayment of the Loan

The Borrower shall repay the Loan in full together with interest as set out in this Agreement on June 1, 2008.

3.5 Prepayment of the Loan

The Borrower may prepay the Loan in whole or in part at any time, without notice or penalty.

4. COSTS, CHARGES AND EXPENSES AND FURTHER CONSIDERATION

4.1 Costs, Charges and Expenses

The Borrower shall assume and pay all costs, charges and expenses, including reasonable solicitors costs, charges and expenses as between solicitor and his own client, which may be incurred by the Lender in respect of this Agreement or the Lender's Security or which may be incurred by the Lender in respect of any proceedings taken or things done by the Lender or on its behalf in connection therewith to collect, protect, realize or enforce the Lender's Security and the Borrower consents to such costs, charges and expenses being charged.

4.2 Further Consideration

As further consideration for providing the Loan, the Guarantors agree to grant to the Lender by way of a mortgage in the properties legally owned by the parties below and described as:

0765886 B.C. Ltd. as owner of:
PID: 023-331-879
Lot A District Lots 124 and 143 O.D.Y.D. Plan KAP55946;

Mill Creek Developments Ltd. as owners of:
PID: 024-920-274
Lot 2 District Lot 123 O.D.Y.D. Plan KAP68009; and

Mill Creek Developments Ltd. as owners of:
PID024-920-266

Lot 1 District Lot 123 O.D.Y.D. Plan KAP68009.

Such mortgages to be registered in the Kamloops Land Title Office.

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties

The Borrower represents and warrants to the Lender as hereinafter set forth:

(a) the Borrower is a corporation duly registered, validly existing and in good standing under the laws of the State of Nevada;

(b) the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Lender's Security and to carry out the obligations contemplated herein and therein;

(c) this Agreement and the Lender's Security have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

(d) no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default has occurred or is continuing.

5.2 Survival of Representations and Warranties

All representations and warranties made herein shall survive the delivery of this Agreement to the Lender and no investigation at any time made by or on behalf of the Lender shall diminish in any respect whatsoever its rights to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement shall constitute representations and warranties made by the Borrower hereunder.

6. COVENANTS OF THE BORROWER

6.1 The Borrowers covenants and agrees with the Lender that at all times during the currency of this Agreement it will:

(a) pay the principal sum, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

(b) duly observe and perform each and every of its covenants and agreements set forth in this Agreement and the Lender's Security;

(c) provide the Lender with immediate notice of any Event of Default; and

(d) do all things necessary to obtain and maintain the Lender's Security in good standing and make payment of all fees and charges in respect thereto.

7. COVENANTS OF THE GUARANTORS

7.1 The Guarantors covenants and agree with the Lender that the Borrower shall adhere to all the terms and conditions of this Agreement. The Guarantors further covenant and agree with the Lender that

the Guarantors shall meet any and all of the terms and conditions of this Agreement in the event that the Borrower is unable to or fails to meet any or all of the terms and conditions of this Agreement, whether by Event of Default by the Borrower or otherwise.

8. EVENT OF DEFAULT

8.1 Definition of Event of Default

The principal balance of the Loan, interest thereon, costs and any other money owing to the Lender under this Agreement shall immediately become payable upon demand by the Lender or, unless otherwise waived in writing by the Lender, in any of the following events:

(a) if the Borrower shall default in any payment when the same is due under this Agreement;

(b) if the Borrower commits any default under any of the Lender's Security instruments issued hereunder or pursuant hereto;

(c) if the Borrower shall become insolvent or shall make a general assignment for the benefit of its creditors, or if an order be made or an effective resolution be passed for the winding-up, merger or amalgamation of the borrower or if the Borrower shall be declared bankrupt or if a custodian or receiver by appointed for the Borrower under the *Bankruptcy Act*, or if a compromise or arrangement if proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers shall be appointed for the Borrower; and

(d) if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default shall have continued for a period of seven (7) days after notice in writing has been given by the Lender to the Borrower specifying such default.

9. GENERAL

9.1 Waiver or Modification

No failure or delay on the part of the Lender in exercising any power or right hereunder shall operate as waiver thereof nor shall any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing signed by the lender. No notice to or demand on the Borrower shall in any case entitle the Borrower to any other or further notice or demand in similar or other circumstances unless specifically provided for in this Agreement. Time shall be of the essence hereof.

9.2 Further Assurances

The parties hereto will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

9.3 Assignment

The borrower shall not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender.

9.4 Notices

Any notice, demand or other document required or permitted to be given under the provisions of this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier, telecommunication device or other similar form of communication addressed as set forth herein. Any notice, demand or document shall, if delivered, be deemed to have been given or made at the time of delivery; if mailed by registered mail and properly addressed be deemed to have been given or made on the third day following the day on which it was so mailed, provided that if at the time of mailing or between the time of mailing, provided that if at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by Canada Post occurs, then such notice shall be only effective if actually delivered; and if sent by telegraph, telex, telecopier, telecommunication device or other similar form of communication be deemed to have been given or made on the day following the day on which it was sent. Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such changed address.

9.5 Amendments

Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the amendment, wavier, discharge or termination is sought.

9.6 Counterpart

This Agreement may be executed in counterpart and such counterparts (including any transmitted by electronic facsimile) shall constitute one and the same instrument and, notwithstanding the date of execution of any counterpart, shall be deemed to be executed as of the date set forth above.

IN WITNESS WHEREOF the Lender, the Borrower, and the Guarantors have executed this Agreement under their hands or that of their property officers in that behalf as of the day and year first above written.

EPOD International Inc.
by its authorized signatory:

____
Authorized Signatory -

Signed, sealed, and delivered in the presence of:

____
Signature

____
Name

____
Address

____
Occupation

____
Peter Lacey

9.4 Notices

Any notice, demand or other document required or permitted to be given under the provisions of this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier, telecommunication device or other similar form of communication addressed as set forth herein. Any notice, demand or document shall, if delivered, be deemed to have been given or made at the time of delivery; if mailed by registered mail and properly addressed be deemed to have been given or made on the third day following the day on which it was so mailed, provided that if at the time of mailing or between the time of mailing, provided that if at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by Canada Post occurs, then such notice shall be only effective if actually delivered; and if sent by telegraph, telex, telecopier, telecommunication device or other similar form of communication be deemed to have been given or made on the day following the day on which it was sent. Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such changed address.

9.5 Amendments

Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the amendment, wavier, discharge or termination is sought.

9.6 Counterpart

This Agreement may be executed in counterpart and such counterparts (including any transmitted by electronic facsimile) shall constitute one and the same instrument and, notwithstanding the date of execution of any counterpart, shall be deemed to be executed as of the date set forth above.

IN WITNESS WHEREOF the Lender, the Borrower, and the Guarantors have executed this Agreement under their hands or that of their property officers in that behalf as of the day and year first above written.

EPOD International Inc.
by its authorized signatory:

____
Authorized Signatory -

Signed, sealed, and delivered in the presence of:

____
Signature

Trevor Brown
Name

205 - 120 Country Hills Landing NW Calgary
Address

Accountant
Occupation

Peter Lacey

PROMISSORY NOTE

$600,000.00 **Date: March 23rd, 2007**

FOR VALUE RECEIVED, the undersigned **EPOD International Inc.**, does hereby promise to pay to **Peter Lacey** (the "Lender"), the principal of **six hundred thousand ($600,000.00) dollars** (the "Principal") in lawful money of Canada, to be paid as follows:

(a) six hundred thousand ($600,000.00) dollars together with interest as described below on the outstanding balance of the Principal on April 1, 2008.

The undersigned, **EPOD International Inc.**, does hereby further promise to pay to the Lender interest on the outstanding balance of the Principal above, calculated from March 23, 2007, at the rate of four percent (4%) per annum.

As long as the payments due under this Promissory Note are not in default, the whole or any part of the Principal balance together with interest thereon may be paid out at any time without notice, bonus or penalty.

If the undersigned fail to pay on its due date, any payment of principal or interest pursuant to this Promissory Note, the outstanding balance of principal together with accrued interest shall immediately become due and payable at the option of the Lender.

Presentment for payment and notice of dishonour are hereby waived.

EPOD International Inc.)
by its authorized signatory:)
)
[signature])
Authorized Signatory -)